Intercreditor Agreement
dated as of March 10, 2008
between
Bank of America, N.A.,
in its capacity as the Company Facility Agent
and
KeyBank National Association,
in its capacity as GAC Facility Agent

Intercreditor Agreement
     This Intercreditor Agreement dated as of March 10, 2008 (this “Agreement”), is entered into between Bank of America, N.A., in its capacity as the Company Facility Agent (as defined below) and KeyBank National Association, in its capacity as GAC Facility Agent (as defined below).
Recitals
     A. Cogdell Spencer LP, a Maryland limited partnership (the “Company”), the lenders from time to time party thereto (the “Company Facility Lenders”), and Bank of America, N.A., as Administrative Agent (in such capacity, the “Company Facility Agent”), have entered into that certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Company Credit Agreement”) providing for a revolving credit facility.
     B. Goldenboy Acquisition Corp., a Wisconsin corporation (“GAC”), the lenders from time to time party thereto (the “GAC Lenders”), and KeyBank National Association, as Agent (in such capacity, the “GAC Facility Agent”), entered into that certain Senior Secured Term Loan Agreement dated as of the date hereof (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “GAC Term Loan Agreement”) providing for a $100,000,000 term loan facility.
     C. Pursuant to (i) the Facility Guaranty (as defined in the Company Credit Agreement) Cogdell Spencer Inc. (“CSI”), CS Business Trust I and CS Business Trust II (together with CSI, collectively, the “Parent Companies”), have agreed to guaranty the Company Facility Obligations (as defined in Section 1.1 below) (the obligations under the Facility Guaranty to the extent applicable to the Parent Guarantors are herein referred to, collectively, as the “Company Facility Parent Guaranties”); (ii) the Company Credit Agreement, the Company has agreed to cause certain current and future subsidiaries of CSI (the “Company Facility Subsidiary Guarantors”) to agree to guaranty the Company Facility Obligations pursuant to the Facility Guaranty (the obligations under the Facility Guaranty to the extent applicable to the Subsidiary Guarantors are herein referred to, collectively, as the “Company Facility Subsidiary Guaranty”); (iii) the Guaranty (as defined in the GAC Term Loan Agreement), the Parent Companies and the Company have agreed to guaranty the GAC Facility Obligations (as defined in Section 1.1 below) (the obligations under the Guaranty to the extent applicable to the Parent Guarantors and the Company are herein referred to, collectively, as the “GAC Facility Parent Guaranty”), (iv) the GAC Term Loan Credit Agreement, GAC has agreed to cause certain current and future Subsidiaries of GAC (the “GAC Facility Subsidiary Guarantors”) to agree to guaranty the GAC Facility Obligations pursuant to the Guaranty (the obligations under the Guaranty to the extent applicable to the GAC Subsidiary Guarantors are herein referred to, collectively, as the “GAC Facility Subsidiary Guaranty”).

     D. The Company Facility Obligations, and the obligations of the Company Facility Subsidiary Guarantors under the Company Facility Subsidiary Guaranty will be secured on a first priority basis by liens on certain real property of some or all of the Company Facility Subsidiary Guarantors (the “Company Facility Collateral”) pursuant to the terms of the Company Facility Collateral Documents (as defined in Section 1.1 below).
     E. The obligations of GAC under the GAC Term Loan Agreement and any Hedge Obligations (as defined in the GAC Term Loan Agreement) with the GAC Lenders (or any of their affiliates), and the obligations of the GAC Facility Subsidiary Guarantors under the GAC Facility Subsidiary Guaranty will be secured on a first priority basis by liens on certain assets of GAC and the GAC Facility Subsidiary Guarantors (the “GAC Facility Collateral”) pursuant to the terms of the GAC Facility Collateral Documents.
     F. The Company Facility Agent and the GAC Facility Agent are entering into this Agreement in order to define their relative rights and obligations as common creditors of the Company and the Parent Guarantors.
     In consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
Article 1. Definitions.
     Section 1.1. Definitions. The following terms shall have the meanings assigned to them in the Recitals hereof, in this Section 1.1 or in the provisions of this Agreement referred to below:
     “Bankruptcy Proceeding” means, with respect to any Person, a general assignment of such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.
     “Code” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York.
     “Collateral” means the Company Facility Collateral and the GAC Facility Collateral, collectively.

     “Collateral Documents” means the Company Facility Collateral Documents and the GAC Facility Collateral Documents, collectively.
     “Company” is defined in the Recitals.
     “Company Credit Agreement” is defined in the Recitals.
     “Company Facility Agent” is defined in the Recitals.
     “Company Facility Collateral” is defined in the Recitals.
     “Company Facility Collateral Documents” means the Security Instruments (as defined in the Company Credit Agreement).
     “Company Facility Creditors” means the Company Facility Agent, the Company Facility Lenders, any other Secured Parties (as defined in the Company Credit Agreement), collectively.
     “Company Facility Documents” means the Loan Documents (as defined in the Company Credit Agreement).
     “Company Facility Lenders” is defined in the Recitals.
     “Company Facility Obligations” means the Obligations (as defined in the Company Credit Agreement).
     “Company Facility Parent Guaranties” is defined in the Recitals.
     “Company Facility Subsidiary Guarantors” is defined in the Recitals.
     “Company Facility Subsidiary Guaranty” is defined in the Recitals.
     “Credit Parties” means the Parent Companies and their respective Subsidiaries, collectively.
     “Creditors” means, the Company Facility Creditors and the GAC Facility Creditors, collectively.
     “CSI” is defined in the Recitals.
     “Enforcement Action” means (a) the exercise of any rights or remedies against any Collateral, including, without limitation, any right to take possession or control of any Collateral under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement, any right of set-off or recoupment and any enforcement, collection, execution, levy or foreclosure action or proceeding taken against the Collateral, in each case whether or not any Bankruptcy Proceeding has been commenced by or against any Credit Party, and (b) any relief from the automatic stay or any other stay in any Bankruptcy Proceeding in order to pursue any exercise of rights or remedies described in clause (a) of this definition.

     “Event of Default” means an “Event of Default” under the Company Credit Agreement, the GAC Term Loan Agreement or both.
     “Excess Payment” means, as to any Creditor with respect to any Shared Recovery, an amount equal to the amount of such Shared Recovery received by such Creditor less the Pro Rata Share of such Shared Recovery to which such Creditor is then entitled after giving effect to the terms hereof.
     “Facility Documents” means the Company Facility Documents or GAC Facility Documents, as the context may require.
     “GAC” is defined in the Recitals.
     “GAC Facility Agent” is defined in the Recitals.
     “GAC Facility Collateral” is defined in the Recitals.
     “GAC Facility Collateral Documents” means the Security Documents (as defined in the GAC Term Loan Agreement).
     “GAC Facility Creditors” means the GAC Facility Agent, the GAC Lenders and any of the GAC Lenders or their affiliates that are holders of Hedge Obligations (as defined in the GAC Term Loan Agreement).
     “GAC Facility Documents” means the Loan Documents (as defined in the GAC Term Loan Agreement).
     “GAC Facility Obligations” means the Obligations and Hedge Obligations (each, as defined in the GAC Term Loan Agreement).
     “GAC Facility Parent Guaranty” is defined in the Recitals.
     “GAC Facility Subsidiary Guarantors” is defined in the Recitals.
     “GAC Facility Subsidiary Guaranty” is defined in the Recitals.
     “GAC Lenders” is defined in the Recitals.
     “GAC Term Loan Agreement” is defined in the Recitals.
     “Lien” means any lien (including, without limitation judgment liens and liens arising by operation of law), mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, call, trust, UCC financing statement or other preferential arrangement having the practical effect of any of the foregoing.

     “Parent Companies” is defined in the Recitals.
     “Parent Guaranties” means the Company Facility Parent Guaranties and the GAC Facility Parent Guaranty, collectively.
     “Person” means an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.
     “Pro Rata Share” means, with respect to each Creditor as of the date of any Shared Recovery, an amount equal to the product of (a) the amount of all Shared Recoveries made to all Creditors on such date less all reasonable costs incurred by such Creditors in connection with the collection of such Shared Recoveries multiplied by (b) a fraction, the numerator of which is the aggregate amount of the Subject Obligations owing to such Creditor, and the denominator of which is the aggregate amount of all outstanding Subject Obligations (without giving effect to the application of any Shared Recoveries to be made on such date).
     “Proceeds” has the meaning assigned to it under the Code and, in any event, includes, but is not limited to (a) any and all proceeds of any collection, sale or other disposition of the Collateral, and (b) any and all amounts from time to time paid or payable under or in connection with any of the Collateral.
     “Receiving Creditor” is defined in Section 2.1.
     “Shared Recovery” is defined in Section 2.1.
     “Subject Obligations” means all Company Facility Obligations and GAC Facility Obligations, collectively.
     “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of CSI.
     “Subsidiary Guarantors” means the Company Facility Subsidiary Guarantors and the GAC Facility Subsidiary Guarantors, collectively.
     “Subsidiary Guaranties” means the Company Facility Subsidiary Guaranty and the GAC Facility Subsidiary Guaranty, collectively.
     “Trigger Event” means (i) the commencement of a Bankruptcy Proceeding with respect to any Credit Party that constitutes an Event of Default, and (ii) the acceleration of any Subject Obligations.

     Section 1.2. Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:
     (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;
     (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;
     (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
     (d) all references herein to Sections shall be construed to refer to Sections of this Agreement; and
     (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
ARTICLE 2. Sharing of Certain Recoveries.
     Section 2.1. Sharing of Certain Recoveries. The Company Facility Agent, for itself and the Company Facility Creditors, and the GAC Facility Agent, for itself and the GAC Facility Creditors, each hereby agrees that any payments or other recoveries (including payments and recoveries made through setoff of deposit balances or otherwise) from the Company or any Parent Company after a Trigger Event (each such payment or recovery, a “Shared Recovery”) shall be shared so that each Creditor shall receive its Pro Rata Share of such Shared Recovery; provided, that the term “Shared Recovery” shall not include any payments or recoveries (x) from any Proceeds of Collateral (including, without limitation, dividends or distributions to the Company or any Parent Company made with such Proceeds, but excluding any dividends or distributions that are commingled with other funds of the Company or any Parent Company and are not “identifiable” (as defined in Section 9-315 of the Code)), (y) from any Subsidiary Guarantor or (z) from any Distributions (as defined in the GAC Term Loan Agreement) to the Company or any Parent Company from GAC in violation of the terms of the GAC Term Loan Agreement, but excluding any Distributions that are commingled with other funds of the Company or any Parent Company and are not “identifiable” (as defined in Section 9-315 of the Code). Accordingly, in the event (i) any Creditor shall receive a Shared Recovery (for purposes of this Section 2.1, a “Receiving Creditor”), and (ii) any other Creditor shall not concurrently receive its Pro Rata Share of such Shared Recovery, then each Receiving Creditor (or the Company Facility Agent or GAC Facility Agent acting on its behalf) shall promptly remit the Excess Payment to each other Creditor (or the Company Facility Agent or GAC Facility Agent

acting on its behalf) who shall then be entitled thereto so that after giving effect to such payment (and any other payments then being made by any other Receiving Creditor pursuant to this Section 2.1) each Creditor shall have received its Pro Rata Share of such Shared Recovery.
     For purposes of determining the Pro Rata Share of any Shared Recovery, commitments to advance funds shall not constitute outstanding Subject Obligations, but the undrawn amount of any outstanding letters of credit shall constitute outstanding Subject Obligations with the Shared Recovery attributable to such letters of credit deemed held by the Company Facility Agent or GAC Facility Agent, as applicable. If the Company Facility Agent or GAC Facility Agent receives a portion of a Shared Recovery pursuant to this Section 2.1 with respect to an outstanding letter of credit and subsequently such letter of credit expires without having been drawn upon in full, such Person shall calculate the aggregate amount that it received or retained under this Section 2.1 solely because the undrawn amount of such letter of credit was treated as an outstanding Subject Obligation, and shall treat such amount as a Shared Recovery to be shared pursuant to this Section 2.1.
Section 2.2. Information Concerning Shared Recoveries. The Company Facility Agent and GAC Facility Agent each agree to promptly notify the other in writing of the receipt of any Shared Recovery. Such notice shall describe, at a minimum (i) the name of the Person that made such Shared Recovery and the manner in which such Shared Recovery was made, (ii) the date such Shared Recovery was received, (iii) the amount of such Shared Recovery and (iv) the amount of Subject Obligations owing to the Receiving Creditors. Each Creditor (or the Company Facility Agent or GAC Facility Agent acting on its behalf) shall promptly notify the Receiving Creditor (or the Company Facility Agent or GAC Facility Agent acting on its behalf), in writing, of the amount of Subject Obligations owing to such Creditor.
     Section 2.3. Purchase of Participations. Upon receipt of a statement of Shared Recoveries owing under this Agreement pursuant to Section 2.2, the Company Facility Agent and GAC Facility Agent shall calculate the Pro Rata Share of Shared Recoveries for each Creditor and all Receiving Creditors (or the Company Facility Agent or GAC Facility Agent acting on their behalf to the extent of the receipt thereof by the Company Facility Agent or GAC Facility Agent, as the case may be) shall remit the appropriate amount to each Creditor entitled to share in the Shared Recoveries. Any such payments shall be deemed to be and shall be made in consideration of the purchase for cash at face value, but without recourse, ratably from the other Creditors of a participation interest in such amount of Subject Obligations to the extent necessary to cause such Receiving Creditor to share such Excess Payment with the other Creditors as provided above; provided, that if any such purchase is made by any Receiving Creditor and if such Excess Payment or part thereof is thereafter recovered from such Receiving Creditor by the Company or a Parent Company (including, without limitation, by any trustee in bankruptcy of the Company or such Parent Company or any creditor thereof), the related purchase from the other Creditors shall be rescinded ratably and the purchase price restored as to the portion of such Excess Payment so recovered, but without interest; and provided further nothing herein contained shall obligate any Creditor to resort to any setoff, application of deposit balance or other means of payment of the Subject Obligations or avail itself of any recourse by resort to any property of any Credit Party, the taking of any such action to remain within the absolute discretion of such Creditor without obligation of any kind to the other Creditors to take any such action. In the event a Creditor shall determine that it is reasonably necessary to evidence the purchase of a participation interest in the Subject Obligations by such Creditor pursuant to the foregoing provisions of this paragraph, the seller thereof upon the request of such Creditor shall take such action as shall be reasonably necessary to document such purchase. Any Receiving Creditor that sells a participation interest in Subject Obligations pursuant to the foregoing provisions of this paragraph shall retain all of such Creditor’s rights and obligations under this Agreement and applicable Facility Documents, including, without limitation, the right to enforce the provisions of this Agreement and the underlying Facility Documents and to approve any amendment, modification or waiver thereof.
Article 3. Agreements Among The Creditors.
     Section 3.1. Independent Actions by Creditors. Nothing contained in this Agreement shall prohibit any Creditor from accelerating the maturity of, or demanding payment from any Credit Party on, any Subject Obligation or from instituting legal action against any such Person to obtain a judgment or other legal process in respect of any Subject Obligation, but any Shared Recoveries shall be subject to the terms of this Agreement.
     Section 3.2. Relation of Creditors. This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of any Credit Party or of any other circumstances bearing upon the risk of nonpayment of any Subject Obligation. Each of the Credit Parties and the Creditors specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of any Credit Party and nothing contained herein shall limit or in any way modify any of the obligations (including, without limitation, any Subject Obligation) of any Credit Party to any of the Creditors.
     Section 3.3. Acknowledgment of Guaranties and Liens.
          (a) The Company Facility Agent, for itself and the Company Facility Creditors, hereby expressly acknowledges the existence of the GAC Facility Parent Guaranty and the GAC Facility Collateral Documents, and the GAC Facility Agent, for itself and the GAC Facility Creditors, hereby expressly acknowledges the existence of the Company Facility Parent Guaranties and the Company Facility Collateral Documents.
          (b) Each of the Company Facility Agent, for itself and on behalf of each Company Facility Creditor, and the GAC Facility Agent, for itself and on behalf of each GAC Facility Creditor, agrees that it will not (and hereby waives, to the fullest extent permitted by law, any right to) (i) contest or support any other Person in contesting, in any proceeding (including any Bankruptcy Proceeding), any Subsidiary Guaranty or Parent Guaranty or the priority, validity, perfection or enforceability of a Lien held by or on behalf of any of the GAC Facility Creditors in the GAC Facility Collateral or by or on behalf of any of the Company Facility Creditors in the Company Facility Collateral, as the case may be, or the provisions of this Agreement, or (ii) assert, demand, request, plead or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the GAC Facility Collateral (in the case of the Company Facility Creditors) or Company Facility Collateral (in the case of the GAC Facility Creditors).
          (c) Until the GAC Facility Obligations have been indefeasibly paid in full in cash and all commitments under the GAC Credit Agreement have terminated, whether or not any Bankruptcy Proceeding has been commenced by or against any Credit Party, the Company Facility Agent, for itself and the Company Facility Creditors:
               (i) will not contest, protest or object to any Enforcement Action brought by the GAC Facility Agent or any GAC Facility Creditor or any other exercise by the GAC Facility Agent or any GAC Facility Creditor of any rights and remedies relating to the GAC Facility Collateral under the GAC Facility Collateral Documents or otherwise or any rights or remedies under the GAC Facility Documents that are exercised in a manner consistent with this Agreement; and
               (ii) will not contest, protest or object to the forbearance by the GAC Facility Agent or any GAC Facility Creditor from bringing or pursuing any Enforcement Action or from pursuing any rights or remedies under the GAC Facility Documents.
          (d) Until the Company Facility Obligations have been indefeasibly paid in full in cash and all commitments under the Company Credit Agreement have terminated, whether or not any Bankruptcy Proceeding has been commenced by or against any Credit Party, the GAC Facility Agent, for itself and the GAC Facility Creditors:
               (i) will not contest, protest or object to any Enforcement Action brought by the Company Facility Agent or any Company Facility Creditor or any other exercise by the Company Facility Agent or any Company Facility Creditor of any rights and remedies relating to the Company Facility Collateral under the Company Facility Collateral Documents or otherwise or any rights or remedies under the Company Facility Documents that are exercised in a manner consistent with this Agreement; and
               (ii) will not contest, protest or object to the forbearance by the Company Facility Agent or any Company Facility Creditor from bringing or pursuing any Enforcement Action or from pursuing any rights or remedies under the Company Facility Documents.
     Section 3.4. Limitation on other Collateral and Guaranties.
          (a) (i) The Company Facility Agent, for itself and the Company Facility Creditors, agrees that neither the Company Facility Agent nor any Company Facility Creditor, shall acquire or hold any Lien as security for the Company Facility Obligations on any assets of the Company or any of the Parent Companies (in each case other than in cash Proceeds of Collateral received as dividends or distributions) which assets are not also subject to a Lien in favor of the GAC Facility Agent and the GAC Facility Creditors securing the GAC Facility Obligations on a ratable basis, and (ii) the GAC Facility Agent, for itself and the GAC Facility Creditors, agrees that neither the GAC Facility Agent nor any GAC Facility Creditor, shall acquire or hold any Lien as security for the GAC Facility Obligations on any assets of the Company or any of the Parent Companies (in each case other than in cash Proceeds of Collateral for the GAC Facility Obligations received as dividends or distributions and any Distributions (as defined in the GAC Term Loan Agreement) to the Company or any Parent Company from GAC in violation of the terms of the GAC Term Loan Agreement) which assets are not also subject to a Lien in favor of the Company Facility Agent and the Company Facility Creditors securing the Company Facility Obligations on a ratable basis.
          (b) (i) The Company Facility Agent, for itself and on behalf of each Company Facility Creditor, agrees that neither the Company Facility Agent nor any Company Facility Creditor shall acquire or hold any Lien on any assets of GAC or any of its Subsidiaries securing any Company Facility Obligations or any guaranties from such Persons of any Company Facility Obligations, and (ii) the GAC Facility Agent, for itself and on behalf of each GAC Facility Creditor, agrees that neither the GAC Facility Agent nor any GAC Facility Creditor shall acquire or hold any Lien on any assets of any Subsidiaries of the Company (other than GAC and its Subsidiaries) securing any GAC Facility Obligations or any guaranties from such Persons of any GAC Facility Obligations.
Article 4. Miscellaneous
     Section 4.1. Entire Agreement. This Agreement represents the entire Agreement among the Creditors and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by the Company Facility Agent and the GAC Facility Agent.
     Section 4.2. Notices. Notices hereunder shall be given to the Company Facility Agent and the GAC Facility Agent at their addresses as set forth on the date hereof for notices under the Credit Agreement and GAC Term Loan Agreement, respectively, or at such other address as may be designated by each in a written notice to the other parties hereto.
     Section 4.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Subject Obligations, and the term “Creditor” shall include any such subsequent holder of Subject Obligations, wherever the context permits. Other than each of the Creditors and their respective successors and assigns, no Person (including, without limitation, the Credit Parties) shall have any right, benefit, priority or interest hereunder. If either of the Company Facility Agent or the GAC Facility Agent resigns or is replaced pursuant to the Company Credit Agreement or the GAC Term Loan Agreement, as applicable, its successor shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement.
     Section 4.4. Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by the Company Facility Agent and the GAC Facility Agent.

     Section 4.5. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.
     Section 4.6. Authorization. By its signature, the Company Facility Agent represents and warrants that it is duly authorized to execute this Agreement for the benefit of the Company Facility Creditors, and the GAC Facility Agent represents and warrants that it is duly authorized to execute this Agreement for the benefit of the GAC Facility Creditors.
     Section 4.7. Amendments of Subject Obligations; Conflicts. The Subject Obligations may be amended, supplemented or otherwise modified in accordance with their terms, in each case, without notice to, or the consent of the other Creditors, all without affecting the provisions of this Agreement. In the event of any inconsistency or conflict between the terms and provisions of any Facility Document and the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control in all respects.
     Section 4.8. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.
     Section 4.9. Expenses. In the event of any litigation to enforce this Agreement, the prevailing party shall, if not reimbursed by the Company or GAC, be entitled to its reasonable attorney’s fees (including the allocated costs of in-house counsel).
     Section 4.10. Term of Agreement. This Agreement shall terminate on the earliest to occur of the date when (i) all Subject Obligations are paid in full and such payments are not subject to any possibility of revocation or rescission, (ii) the Creditors no longer have any claim against the Parent Companies or the Company as common obligors (whether as borrower or guarantors) or their assets with respect to the Subject Obligations, and (iii) the Company Facility Agent and the GAC Facility Agent mutually agree in a writing to terminate this Agreement.
     Section 4.11. Governing Law; Jurisdiction; Etc.
          (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          (b) SUBMISSION TO JURISDICTION. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE

HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY CREDITOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT IN THE COURTS OF ANY JURISDICTION.
          (c) WAIVER OF VENUE. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN THE IMMEDIATELY PRECEDING PARAGRAPH OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
          (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 4.2. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
     Section 4.12. Jury Trial Waiver. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     Section 4.13. Specific Performance. The parties hereto hereby acknowledge that legal remedies may be inadequate and therefore the Creditors are hereby authorized to demand specific performance of the provisions of this Agreement at any time when any Creditor shall have failed to comply with any provision hereof. Each Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.
     Section 4.14 No Strict Construction. Each party hereto hereby acknowledges that it has been represented by counsel in connection with this Agreement and the transactions described herein. Each party hereto has participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.
[Signature Pages Follow]

     In Witness Whereof, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

COMPANY FACILITY AGENT: BANK OF AMERICA, N.A., as administrative agent

By:

	Name:	Scott McClintock
	Title:	Senior Vice President

GAC FACILITY AGENT: KEYBANK NATIONAL ASSOCIATION, as Agent

By:

Name
Title
Signature Page
(to Intercreditor Agreement)

          The undersigned hereby acknowledge and agree to the foregoing Agreement.

COGDELL SPENCER, INC., a Maryland corporation

By	Name: Charles M. Handy
Title: Chief Financial Officer

COGDELL SPENCER LP, a Delaware limited partnership

By:	CS Business Trust I, a Maryland business trust, its General Partner

By :
Name: Charles M. Handy
Title: Chief Financial Officer

CS BUSINESS TRUST I, a Maryland business trust

By	Name: Charles M. Handy
Title: Chief Financial Officer

CS BUSINESS TRUST II, a Maryland business trust

By	Name: Charles M. Handy
Title: Chief Financial Officer

GOLDENBOY ACQUISITION CORP.

By	Name:
Title:
Signature Page
(to Intercreditor Agreement)